UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2006

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McDONALD'S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

_______________________________

(630) 623-3000

(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR	240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 12, 2006, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s September, third quarter and year-to-date 2006 sales and preliminary earnings per share. The investor release is furnished as Exhibit 99(a) and is attached hereto.

Item 8.01. Other Events.

On October 12, 2006, the Company issued an investor release announcing the final results of the Chipotle Exchange Offer. The investor release is furnished as Exhibit 99(b) and is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)                Exhibits.

99(a)             Investor Release of McDonald’s Corporation issued October 12, 2006: McDonald’s Reports Strong Increase in Sales and Preliminary Earnings Per Share

99(b)             Investor Release of McDonald’s Corporation issued October 12, 2006: McDonald's Announces Final Proration Factor of 7.01043% for Chipotle Split-Off Exchange Offer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date:	October 12, 2006	By: /s/ Denise A. Horne
Denise A. Horne
Corporate Vice President –
Associate General Counsel and Assistant Secretary

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